 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 9, 2022

KVH Industries, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-28082	05-0420589
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
50 Enterprise Center, Middletown, RI 02842
(Address of Principal Executive Offices) (Zip Code)

(401) 847-3327
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
The Nasdaq Stock Market LLC
Common Stock, par value $0.01 per share	KVHI	(NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(b) Pro Forma Financial Information

The unaudited pro forma consolidated balance sheet of KVH Industries, Inc. (the "Company") as of June 30, 2022 and the unaudited pro forma consolidated statements of operations of the Company for the year ended December 31, 2021, and for the six months ended June 30, 2022, in each case giving pro forma effect to the Company’s disposition (the "Transaction") of its inertial navigation business (the "Business"), are attached as Exhibit 99.1 and are incorporated herein by reference.

The unaudited pro forma consolidated balance sheet of the Company as of June 30, 2022 is presented as if the Transaction had occurred on June 30, 2022. The unaudited pro forma consolidated statement of operations of the Company for the year ended December 31, 2021 is presented as if the Transaction had occurred on January 1, 2021. The unaudited pro forma consolidated statement of operations of the Company for the six months ended June 30, 2022 is presented as if the Transaction had occurred on January 1, 2022. In order to derive the pro forma financial information, the historical results of the Company have been adjusted to eliminate the assets, liabilities and results of operations of the Business. Pro forma adjustments are described in the notes to the unaudited pro forma consolidated financial statements. The unaudited pro forma consolidated financial statements are presented for illustrative purposes only. The pro forma adjustments are based upon available information and certain assumptions that management believes are reasonable under the circumstances; however, actual amounts could differ. The unaudited pro forma consolidated financial statements are not necessarily indicative of the operating results or financial position that would have been achieved had the disposition been consummated as of the dates indicated or of the results that may be obtained in the future. The Company will account for the sale of the Business as a discontinued operation for all periods presented beginning with the third quarter of 2022.

The unaudited pro forma consolidated financial statements and the accompanying notes thereto should be read in conjunction with, and are qualified by, the historical financial statements and notes thereto of the Company. The Company’s historical financial statements are included in its Annual Report on Form 10-K for the year ended December 31, 2021 and its Quarterly Report on Form 10-Q for the six months ended June 30, 2022.

(d) Exhibits

Exhibit No.	Description
99.1
Pro forma consolidated financial statements of the Company as of June 30, 2022 and for the year ended December 31, 2021 and the six months ended June 30, 2022 giving pro forma effect to the disposition of the inertial navigation segment

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KVH INDUSTRIES, INC.
Date: August 15, 2022	BY:	/s/ Roger A. Kuebel
Roger A. Kuebel
Chief Financial Officer

Exhibit No.	Description
99.1
Pro forma consolidated financial statements of the Company as of June 30, 2022 and for the year ended December 31, 2021 and the six months ended June 30, 2022 giving pro forma effect to the disposition of the inertial navigation segment